THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC         QUARTERLY REPORT        JUNE 30, 2003

DEAR FELLOW SHAREHOLDERS:

   Brandywine and Brandywine Blue grew 15.8 and 15.6 percent in the June quarter, marking their best quarterly results since the first three months of 2000. Gains were widespread across companies from virtually all economic sectors represented in the portfolios, with rapid earnings growth and reasonable valuations common themes among them.

   The Funds shared Nissan Motors and Aetna as top contributors. Nissan, up 40 percent in the quarter, offers an exciting new product line that enables it to grow sales without relying on costly incentives, which combined with internal productivity initiatives drives above-average profit margins. Earnings, which Nissan reports in six-month intervals, grew 56 percent through March. Aetna, up 22 percent, continues to reap rewards from its focus on underwriting profitability. Aetna's March-quarter earnings more than tripled, topping estimates by 56 percent.

                              BRANDYWINE                 BRANDYWINE BLUE
 CUMULATIVE                    % CHANGE                      % CHANGE
 ----------                    --------                      --------
 QUARTER                         15.82                         15.64
 ONE YEAR                        -5.18                          1.50
 FIVE YEARS                      11.76                         15.71
 TEN YEARS                      150.80                        171.87
 INCEPTION                      775.63*<F1>                   382.31**<F2>

 ANNUALIZED
 ----------
 FIVE YEARS                       2.25                          2.96
 TEN YEARS                        9.63                         10.52
 INCEPTION                       13.20*<F1>                    13.45**<F2>

*<F1> 12/30/85   **<F2> 1/10/91

Past performance does not guarantee future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   In general, companies that make durable consumer goods such as autos and auto parts, and companies in health-care-related fields contributed most to performance. For more information on the holdings that influenced June-quarter results the most, please refer to "Roses & Thorns" on pages 4 and 9.

   While the performance of the Brandywine Funds in the quarter shows that many fundamentally sound companies drew attention, there was also a notable re-emergence of the market's speculative side. Reflecting this, Internet and tech-sector funds were among the June quarter's best performers despite the earnings challenges still present in those areas.

   The small-cap Russell 2000 Index soared 23.4 percent in the quarter as pundits put forth the sweeping axiom that small companies lead the way in economic rebounds. Never mind that renewed economic strength is far from certain -- analysts predict that nearly one-fifth of the companies in the index will lose money this year. Eight of the Russell 2000's top 10 year-to-date gainers in percentage terms are expected to post losses for 2003, and half of the companies up over 100 percent are in the same money-leaking boat.

   The optimism of the June quarter was in stark contrast to the apprehensive environment of the March quarter, when geopolitical uncertainty fueled a skittish climate. Thanks to your team's consistent focus on the prospects of individual companies rather than the situation in Iraq, the Brandywine Funds avoided the extremes fueled first by the prelude to war and later by the war's end. This resulted in solid performance in the mixed environment of the first six months of the year.

   Brandywine grew 14.1 percent this year through June, outpacing a 12.4 percent return in the S&P MidCap Index. Brandywine Blue also gained 14.1 percent, surpassing the S&P 500 Index's 11.8 percent return.

                             YEAR-TO-DATE PERFORMANCE

                                          Cumulative Percent Return
               BRANDYWINE FUND                      14.11%
               BRANDYWINE BLUE                      14.07%
               S&P MIDCAP INDEX                     12.41%
               S&P 500 INDEX                        11.76%

Total returns for the six months ended June 30, 2003

   We're delighted to welcome Scott Gates to your research team. A 14-year industry veteran, Scott most recently worked more than seven years for Gardner Lewis Asset Management, where he was senior research analyst.

   Scott's experience at Gardner Lewis prepares him well to hit the ground running. Founded by two Friess alumni, Gardner Lewis manages growth mutual funds with a similar bottom-up style to the Friess approach. Scott earned his undergraduate degree at Wake Forest University and his MBA from Emory University.

   We're also pleased to announce that Bill Dugdale is in a new role promoting the Brandywine Funds to third-party intermediaries. With an increasing amount of in-flows coming from financial advisors and retirement plan administrators and with the changing landscape following the Sarbanes-Oxley Act and other legislation and regulatory initiatives, it is important to have a senior person tackling this responsibility. Bill has made incredible strides in just a few short weeks.

   The average Brandywine Funds holding is expected to grow earnings this year at more than three times the rate of the typical S&P 500 Index component company while selling at a lower price-to-earnings ratio. We're confident that investors will increasingly seek companies demonstrating solid earnings growth and that they'll be especially eager to locate them at reasonable prices.

   We're encouraged by your recent progress and working hard to build on it. Thanks for the opportunity to serve you. Best wishes from your entire Friess team.

   Sincerely,

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer                      July 3, 2003

ON THE TAX FRONT . . .

   Brandywine and Brandywine Blue Funds finished the June quarter in net realized loss positions of approximately $9.41 and $5.22 per share. That means the Funds can realize gains equal to those amounts before triggering a taxable capital gains distribution in 2003.

   Many shareholders inquired about the new tax law adopted during the June quarter, so we thought you might appreciate a discussion of some of the changes likely to impact your investment in the Brandywine Funds. Given the net realized loss positions, we don't expect the changes regarding capital gains distributions to become a practical consideration for shareholders this year.

   The majority of capital gains distributions made by the Brandywine Funds over the years have been long term, so we expect the new treatment of long-term capital gains to be one of the more significant areas of change. The maximum long-term capital gains rate is lowered to 15 percent from 20 percent for sales made on or after May 6, 2003.

   Dividends from investment income consist of dividends paid by companies held in the portfolio and of interest earned by a mutual fund's invested cash (usually short-term debt instruments) and will now be subject to a maximum 15 percent rate to the extent that the fund has received "qualified dividend income." Special rules apply for determining qualified dividend income, the most pertinent being a 60-day holding period for the underlying stock. These dividends are paid net of expenses, so they only occur when a fund's investment income exceeds its expenses.

   The Brandywine Funds focus on rapidly growing companies that tend to reinvest earnings into growing their businesses as opposed to paying dividends. And, generally, interest earned from investing cash is relatively small. The Brandywine Funds last paid an income dividend in 1999.

   For more detailed information on how the new guidelines could affect your personal situation, we recommend consulting a tax professional.

   On a related matter, we recommend contacting your Congressman if you agree that mutual fund investors should be able to defer tax payments on reinvested capital gains until they sell fund shares rather than paying taxes at the time of a fund's distribution. Rep. Paul Ryan (R., Wis.) in May introduced H.R. 1989, which would allow individuals to defer recognition of all reinvested capital gains distributions from regulated investment companies. The bill was referred to the House Committee on Ways and Means.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.  Hewlett-Packard Co.                                                 -1.3%
 2.  Aetna Inc.                                                         +49.7%
 3.  Nissan Motor Co., Ltd.                                             +29.5%
 4.  Wal-Mart Stores, Inc.                                               -4.8%
 5.  Chubb Corp.                                                         +1.5%
 6.  L-3 Communications Holdings, Inc.                                   +2.9%
 7.  Nextel Communications, Inc.                                        +21.4%
 8.  Centex Corp.                                                        +9.5%
 9.  Cardinal Health, Inc.                                               -2.0%
10.  Boston Scientific Corp.                                             +8.8%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             35%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     39.9%

                                    MID CAP
                           $2 billion to $10 billion
                                     41.7%

                                   SMALL CAP
                                below $2 billion
                                     15.6%

                                      CASH
                                      2.8%

                            TOP TEN INDUSTRY GROUPS

Insurance (11.1%)
Specialty Retailing (10.9%)
Medical/Managed Care (7.3%)
Automotive Related (6.0%)
Computer/Electronics (5.9%)
Media Group (5.9%)
Medical/Dental Products (5.0%)
Food/Restaurants (4.9%)
Financial/Business Services (4.9%)
Aerospace/Defense (4.8%)
All Others (30.5%)
Cash (2.8%)

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                             $ GAIN
    BIGGEST $ WINNERS     (IN MILLIONS)   % GAIN     REASON FOR MOVE
    -----------------     -------------   ------     ---------------

 Nissan Motor Co., Ltd.       $31.9        40.0      The Japanese car manufacturer experienced strong sales of new models without aggressive incentives and expanded its production capabilities in its most profitable market, the U.S. Improving profitability coupled with continued
                                                     cost reductions drove operating margins to over 10 percent. The company, which doesn't disclose quarterly results, expects its fourth straight year of record sales and operating growth in the year ending March 2004.

       Aetna Inc.             $26.6        22.0      The nation's second-largest health insurer continues to benefit from overhauling its customer base, adjusting premiums and reducing overhead expenses. Premiums are increasing ahead of medical costs. March-quarter earnings more than tripled to $1.34 a share, surpassing consensus estimates by
                                                     56 percent.

    Caremark Rx, Inc.         $26.1        35.1      The pharmacy benefits manager gained ground amid increased usage of higher-
                                                     margin generic drugs and greater utilization of Caremark's mail-order service.
                                                     March-quarter revenues grew 34 percent as Caremark Rx recorded a record number of new contract wins while retaining 97 percent of its customers.

         Nextel
  Communications, Inc.        $17.5        21.4      The wireless carrier accelerated its customer attraction and retention rates while its average monthly revenue per user also increased. Nextel reported robust demand for its nationwide version of Direct Connect, which allows users to speak walkie-talkie style at the push of a button. March-quarter earnings per share grew to $0.20 from a loss of $0.35 a year ago.

    McDonald's Corp.          $13.8        21.9      Better-than-anticipated same-store sales trends, up over 6 percent in May, were driven by the introduction of new high-margin salad entrees. Increased traffic contributed to strong sales of the company's high-margin Happy Meals, featuring the characters from Pixar's "Finding Nemo" animated movie. March-
                                                     quarter earnings beat Wall Street expectations.

                             $ LOSS
    BIGGEST $ LOSERS      (IN MILLIONS)   % LOSS     REASON FOR MOVE
    ----------------      -------------   ------     ---------------

    Fox Entertainment
       Group, Inc.            $11.7        16.7      Fox Entertainment fell on concerns about the structuring of its acquisition of a 34 percent stake in DirecTV, as a decision to include DirecTV in Fox operations rather than under the parent company News Corp.' s umbrella differed from earlier guidance. The altered financial implications of this decision prompted your team's sale to fund an idea with greater near-term upside.

       Ball Corp.             $8.3         10.8      The beverage-can maker and aerospace company grew March-quarter earnings 16 percent, beating analysts' consensus estimates. Shares fell on concerns that unfavorable weekend weather, particularly in the Northeast, would impact profitability as major beverage makers experienced volume declines. Your team sold Ball Corp. to fund an idea with greater near-team prospects.

         KB Home              $5.9         5.9       The builder of single-family homes grew May-quarter earnings 37 percent, beating  analysts' consensus estimates by 18 percent. Shares traded  lower when the company, while expecting to continue to benefit from a strong housing market, guided estimates downward for the back half of its fiscal year ending
                                                     November, citing  concerns with its central region markets, particularly
                                                     Colorado and Texas.

      Valero Energy
          Corp.               $5.6         8.8       A worldwide deficit in oil and products such as gas and heating oil that drove premiums for Valero Energy's refining services abruptly narrowed amid a build up in Europe and Asia, restricting future earnings upside and prompting your team's sale.

        Wal-Mart
      Stores, Inc.            $5.5         4.8       April-quarter earnings grew 14 percent, but the discount retail giant wasn't immune to disappointing industry-wide sales trends due to poor weather and cautious consumers. Still, Wal-Mart's broad product mix positions it better than others to meet its sales plan, while new initiatives such as supercenters focused on foods and online DVD rentals are ramping up.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2003
                                  (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                              COST       VALUE (B)<F4>
 ---------                                          --------     -------------

COMMON STOCKS - 97.2% (A)<F3>

             AEROSPACE/DEFENSE - 4.8%
  1,000,000  Alliant Techsystems Inc.            $   56,549,941 $   51,910,000
    100,000  DRS Technologies, Inc.                   2,492,062      2,792,000
  2,396,100  L-3 Communications Holdings, Inc.      101,318,366    104,206,389
                                                 -------------- --------------
                                                    160,360,369    158,908,389

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 1.1%
    475,000  American Eagle Outfitters, Inc.          8,794,523      8,740,000
    350,000  Gymboree Corp.                           6,025,786      5,869,500
    600,000  Reebok International Ltd.               18,547,435     20,178,000
                                                 -------------- --------------
                                                     33,367,744     34,787,500

                  THIS SECTOR IS 4.3% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 6.0%
    750,000  Advance Auto Parts, Inc.                37,581,903     45,675,000
    300,000  Harman International Industries, Inc.   14,713,877     23,742,000
     52,800  Keystone Automotive Industries, Inc.       843,848        939,840
    400,000  Lear Corp.                              18,364,730     18,408,000
  5,900,000  Nissan Motor Co., Ltd. SP-ADR           85,860,190    111,215,000
                                                 -------------- --------------
                                                    157,364,548    199,979,840

                  THIS SECTOR IS 27.1% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 4.1%
  1,149,200  Centex Corp.                            81,629,818     89,396,268
    100,000  Chicago Bridge & Iron Co.
              N.V.-NYS                                2,175,000      2,268,000
    251,800  KB HOME                                 16,460,591     15,606,564
    430,000  Ryland Group, Inc.                      27,690,639     29,842,000
                                                 -------------- --------------
                                                    127,956,048    137,112,832

                  THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 3.3%
     70,000  Boston Communications Group, Inc.        1,049,356      1,183,700
  5,511,900  Nextel Communications, Inc.             82,055,530     99,600,033
    600,000  Polycom, Inc.                            7,490,471      8,316,000
                                                 -------------- --------------
                                                     90,595,357    109,099,733

                  THIS SECTOR IS 20.4% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 5.9%
    325,000  Anteon International Corp.               7,560,757      9,070,750
    500,000  Benchmark Electronics, Inc.             14,990,522     15,380,000
  2,400,000  Emulex Corp.                            52,561,761     54,648,000
  5,550,000  Hewlett-Packard Co.                    119,754,751    118,215,000
                                                 -------------- --------------
                                                    194,867,791    197,313,750

                  THIS SECTOR IS 1.3% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 4.9%
    500,000  Acxiom Corp.                             7,620,740      7,625,000
    400,000  CACI International Inc.                 12,992,316     13,720,000
  1,050,000  Diebold, Inc.                           43,910,034     45,412,500
  1,675,000  E TRADE Group, Inc.                     12,617,370     14,237,500
    125,000  Exult Inc.                                 961,977      1,070,000
  1,400,000  Fiserv, Inc.                            43,497,045     49,924,000
    725,000  FTI Consulting, Inc.                    18,133,258     18,103,250
    150,000  Investors Financial Services Corp.       4,215,120      4,354,500
    307,000  Kroll Inc.                               5,924,311      8,285,930
                                                 -------------- --------------
                                                    149,872,171    162,732,680

                    THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 4.9%
  1,612,400  Brinker International, Inc.             48,660,551     58,078,648
    300,000  CBRL Group, Inc.                        11,819,850     11,655,000
    125,000  Jack in the Box Inc.                     2,696,965      2,787,500
  3,500,000  McDonald's Corp.                        63,360,064     77,210,000
     47,300  RARE Hospitality International, Inc.     1,325,370      1,535,358
    600,000  SUPERVALU INC.                          13,787,823     12,792,000
                                                 -------------- --------------
                                                    141,650,623    164,058,506

                  THIS SECTOR IS 15.8% ABOVE YOUR FUND'S COST.

             HEALTH CARE RELATED - 4.0%
  1,300,000  Cardinal Health, Inc.                   85,281,696     83,590,000
  1,325,000  McKesson Corp.                          44,334,499     47,355,500
                                                 -------------- --------------
                                                    129,616,195    130,945,500

                  THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

             INSURANCE - 11.1%
  2,141,000  Allstate Corp.                          84,645,335     76,326,650
    825,000  W. R. Berkley Corp.                     35,159,655     43,477,500
  1,750,000  Chubb Corp.                            103,430,398    105,000,000
    130,000  Delphi Financial Group, Inc.             5,685,801      6,084,000
    675,000  Platinum Underwriters Holdings, Ltd.    16,583,631     18,319,500
    788,000  Progressive Corp.                       59,106,680     57,602,800
    175,000  StanCorp Financial Group, Inc.           9,489,243      9,138,500
    650,000  XL Capital Ltd.                         52,665,395     53,950,000
                                                 -------------- --------------
                                                    366,766,138    369,898,950

                  THIS SECTOR IS 0.9% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 0.3%
    580,000  Marvel Enterprises, Inc.                10,728,964     11,078,000

                  THIS SECTOR IS 3.3% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 1.9%
  1,000,000  Agilent Technologies, Inc.              19,282,042     19,550,000
    120,000  ESCO Technologies Inc.                   4,199,160      5,280,000
  1,950,000  Pactiv Corp.                            38,370,826     38,434,500
                                                 -------------- --------------
                                                     61,852,028     63,264,500

                  THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 5.9%
    500,000  Cox Radio, Inc.                         11,318,894     11,555,000
    550,000  Cumulus Media Inc.                       9,745,761     10,323,500
    850,000  Entercom Communications Corp.           41,687,128     41,658,500
    450,000  Scripps Co. (E.W.)                      36,653,494     39,924,000
  1,313,100  Tribune Co.                             60,441,445     63,422,730
    850,000  Westwood One, Inc.                      29,150,691     28,840,500
                                                 -------------- --------------
                                                    188,997,413    195,724,230

                  THIS SECTOR IS 3.6% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS - 5.0%
    150,000  American Medical Systems
              Holdings, Inc.                          2,158,873      2,535,000
  1,300,000  Boston Scientific Corp.                 73,007,695     79,430,000
  2,150,000  Cytyc Corp.                             26,520,819     22,682,500
    150,000  DENTSPLY International Inc.              6,003,570      6,144,000
    625,000  Henry Schein, Inc.                      29,661,403     32,818,750
    125,000  Merit Medical Systems, Inc.              2,405,979      2,500,000
    229,000  Patterson Dental Co.                     8,804,780     10,396,600
    140,000  Respironics, Inc.                        5,142,871      5,212,200
     44,700  Sybron Dental Specialties, Inc.          1,019,553      1,054,920
    230,600  Thoratec Corp.                           3,127,154      3,385,208
                                                 -------------- --------------
                                                    157,852,697    166,159,178

                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL SERVICES - 0.3%
    450,000  CTI Molecular Imaging, Inc.              8,099,050      8,392,500
     50,000  Inveresk Research Group, Inc.              899,045        895,000
                                                 -------------- --------------
                                                      8,998,095      9,287,500

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 7.3%
  1,850,000  Aetna Inc.                              74,377,890    111,370,000
    225,000  American Medical Security
              Group, Inc.                             3,192,969      4,297,500
    300,000  AMERIGROUP Corp.                         8,766,268     11,160,000
  2,200,000  Caremark Rx, Inc.                       29,411,436     56,496,000
  1,250,000  First Health Group Corp.                32,591,458     34,650,000
    700,000  Health Net Inc.                         20,832,354     23,065,000
                                                 -------------- --------------
                                                    169,172,375    241,038,500

                  THIS SECTOR IS 42.5% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 2.7%
  3,355,700  Chesapeake Energy Corp.                 26,104,284     33,892,570
    330,000  Denbury Resources Inc.                   3,975,550      4,431,900
  1,400,000  Pioneer Natural Resources Co.           32,497,301     36,540,000
    100,000  Remington Oil & Gas Corp.                1,405,927      1,838,000
    450,000  Spinnaker Exploration Co.               11,986,825     11,790,000
                                                 -------------- --------------
                                                     75,969,887     88,492,470

                  THIS SECTOR IS 16.5% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 4.6%
    100,000  Core Laboratories N.V.                     984,952      1,080,000
  1,290,000  ENSCO International Inc.                32,725,202     34,701,000
  3,250,000  Halliburton Co.                         72,077,658     74,750,000
     89,100  Lone Star Technologies, Inc.             2,027,814      1,887,138
    160,000  Unit Corp.                               3,147,297      3,345,600
    875,000  Weatherford International Ltd.          34,643,990     36,662,500
                                                 -------------- --------------
                                                    145,606,913    152,426,238

                  THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 1.5%
    337,100  IVAX Corp.                               5,084,245      6,017,235
    210,000  K-V Pharmaceutical Co.                   4,551,836      5,838,000
    800,000  Pharmaceutical Resources, Inc.          37,724,860     38,928,000
                                                 -------------- --------------
                                                     47,360,941     50,783,235

                  THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 2.7%
  1,203,200  Integrated Circuit Systems, Inc.        32,046,056     37,792,512
  2,250,000  Intel Corp.                             46,823,801     46,822,500
    400,000  Lexar Media, Inc.                        3,082,378      3,784,000
     56,000  Microchip Technology Inc.                1,084,597      1,386,000
                                                 -------------- --------------
                                                     83,036,832     89,785,012

                  THIS SECTOR IS 8.1% ABOVE YOUR FUND'S COST.

             SOFTWARE - 3.1%
  1,106,000  DST Systems, Inc.                       42,309,012     42,028,000
    360,000  Hyperion Solutions Corp.                12,130,960     12,142,800
    450,000  Pinnacle Systems, Inc.                   5,116,302      4,815,000
    647,300  Reynolds & Reynolds Co.                 16,277,258     18,486,888
    125,000  Sonic Solutions                            874,372      1,077,500
    750,000  SunGard Data Systems Inc.               19,607,227     19,432,500
  1,125,000  TIBCO Software Inc.                      6,441,834      5,760,000
                                                 -------------- --------------
                                                    102,756,965    103,742,688

                  THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 10.9%
    500,000  Barnes & Noble, Inc.                    11,238,100     11,525,000
  1,250,000  Best Buy Co., Inc.                      54,516,684     54,900,000
    700,000  Blockbuster Inc.                        11,387,271     11,795,000
    275,000  Borders Group, Inc.                      4,789,295      4,842,750
    556,100  CDW Corp.                               25,276,909     25,474,941
    200,000  Guitar Center, Inc.                      3,445,104      5,816,000
    800,000  Hollywood Entertainment Corp.           12,570,864     13,912,000
  1,150,000  Home Depot, Inc.                        30,938,865     38,088,000
  2,025,000  PETsMART, Inc.                          22,326,595     33,837,750
    436,300  Regis Corp.                             12,448,256     12,674,515
    950,000  Target Corp.                            32,927,759     35,948,000
  2,000,000  Wal-Mart Stores, Inc.                  112,804,675    107,340,000
    100,000  West Marine, Inc.                        1,682,259      1,741,000
    200,000  Yankee Candle Company, Inc.              4,036,120      4,644,000
                                                 -------------- --------------
                                                    340,388,756    362,538,956

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 0.3%
     50,000  Hunt (J.B.) Transport Services, Inc.     1,899,280      1,905,000
    400,000  Werner Enterprises, Inc.                 8,941,039      8,476,000
                                                 -------------- --------------
                                                     10,840,319     10,381,000

                  THIS SECTOR IS 4.2% BELOW YOUR FUND'S COST.

             MISCELLANEOUS - 0.6%
    150,000  Jarden Corp.                             3,162,267      4,150,500
    100,000  Peabody Energy Corp.                     3,238,395      3,359,000
  1,450,000  Tesoro Petroleum Corp.                  11,176,614      9,976,000
    215,000  Tetra Tech, Inc.                         3,611,505      3,741,000
                                                 -------------- --------------
                                                     21,188,781     21,226,500

                  THIS SECTOR IS 0.2% ABOVE YOUR FUND'S COST.

                                                 -------------- --------------
             Total common stocks                  2,977,167,950  3,230,765,687

WARRANTS - 0.0% (A)<F3>
      1,128  American Bank Note Holographics,
             Inc., Series 1 Expire 10/01/07                   0              0
      1,128  American Bank Note Holographics,
             Inc, Series 2 Expire 10/01/07                    0              0
                                                 -------------- --------------
             Total warrants                                   0              0
                                                 -------------- --------------
             Total long-term investments          2,977,167,950  3,230,765,687
                                                 -------------- --------------

SHORT-TERM INVESTMENTS - 2.3% (A)<F3>

             COMMERCIAL PAPER - 2.2%
$47,000,000  Household Finance Corp.,
             due 07/01/03, discount of 1.31%         47,000,000     47,000,000
 25,000,000  General Motors Acceptance Corp.
             due 08/04/03, discount of 1.49%         24,963,631     24,963,631
                                                 -------------- --------------
             Total commercial paper                  71,963,631     71,963,631

             VARIABLE RATE DEMAND NOTE - 0.1%
  3,721,147  U.S. Bank, N.A.                          3,721,147      3,721,147
                                                 -------------- --------------
             Total short-term investments            75,684,778     75,684,778
                                                 -------------- --------------
             Total investments                   $3,052,852,728  3,306,450,465
                                                 --------------
                                                 --------------
             Cash and receivables, less
             liabilities 0.5% (A)<F3>                               18,050,408
                                                                --------------
              NET ASSETS                                        $3,324,500,873
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($3,324,500,873/159,347,783
             shares outstanding)                                        $20.86
                                                                        ------
                                                                        ------

(a)<F3>  Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
NYS - NY Registered Shares

IRA INVESTORS . . .

   US Bancorp notifies us that after 11 years, there will be a slight increase in the annual charge for maintaining the additional paperwork and government reporting for IRA accounts. Effective September 1, 2003, the fee will be $15, and maxing out at $30 per social security number. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp before October 24, 2003.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST
 1.  Nextel Communications, Inc.                                        +23.3%
 2.  Hewlett-Packard Co.                                                +19.8%
 3.  Boston Scientific Corp.                                             +9.1%
 4.  Nissan Motor Co., Ltd.                                             +31.3%
 5.  Fiserv, Inc.                                                       +14.9%
 6.  Chubb Corp.                                                         +2.0%
 7.  McDonald's Corp.                                                   +20.8%
 8.  Aetna Inc.                                                         +62.4%
 9.  Wal-Mart Stores, Inc.                                               -2.3%
10.  Halliburton Co.                                                     +5.4%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             32%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     74.5%

                                    MID CAP
                           $2 billion to $10 billion
                                     22.4%

                                      CASH
                                      3.1%

                            TOP TEN INDUSTRY GROUPS

Specialty Retailing (15.0%)
Insurance (13.2%)
Food/Restaurants (9.8%)
Building Related  (6.6%)
Health Care Related (5.9%)
Communications Equipment/Services (5.0%)
Media Group (5.0%)
Computer/Electronics (4.6%)
Medical/Dental Products (4.4%)
Automotive Related (4.4%)
All Others (23.0%)
Cash (3.1%)

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN    REASON FOR MOVE
    -----------------      ------------    ------    ---------------

 Nissan Motor Co., Ltd.        $3.7         41.3     The Japanese car manufacturer experienced strong sales of new models without aggressive incentives and expanded its production capabilities in its most profitable market, the U.S. Improving profitability coupled with continued
                                                     cost reductions drove operating margins to over 10 percent. The company, which doesn't disclose quarterly results, expects its fourth straight year of record sales and operating growth in the year ending March 2004.

         Nextel
  Communications, Inc.         $2.7         23.3     The wireless carrier accelerated its customer attraction and retention rates while its average monthly revenue per user also increased. Nextel reported robust demand for its nationwide version of Direct Connect, which allows users to speak walkie-talkie style at the push of a button. March-quarter earnings per share grew to $0.20 from a loss of $0.35 a year ago.

       Aetna Inc.              $2.7         21.9     The nation's second-largest health insurer continues to benefit from overhauling its customer base, adjusting premiums and reducing overhead expenses. Premiums are increasing ahead of medical costs. March-quarter earnings more than tripled to $1.34 a share, surpassing consensus estimates by
                                                     56 percent.

    Home Depot, Inc.           $2.5         36.0     The world's largest home-improvement retailer enjoys improved gross margins, mainly through its buying power, inventory management and increased emphasis on imports. Store resets and remodelings, which include new formats catering to local customer bases and higher inventories of in-stock items, are helping drive sales. April-quarter earnings beat analysts' estimates as revenues increased 6 percent over the same quarter a year ago.

      Biovail Corp.            $2.4         32.0     Shares of Canada's largest publicly traded drug maker rose after it introduced a quick-dissolving, long-lasting version of its Cardizem blood pressure drug.
                                                     The company expects to receive approval for a longer-lasting version of its antidepressant Wellbutrin later this year. March-quarter earnings jumped 22 percent. Your team sold Biovail when it reached its target price.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS    REASON FOR MOVE
    ----------------       ------------    ------    ---------------

    Fox Entertainment
       Group, Inc.             $1.6         16.7     Fox Entertainment fell on concerns about the structuring of its acquisition of a 34 percent stake in DirecTV, as a decision to include DirecTV in Fox operations rather than under the parent company News Corp.' s umbrella differed from earlier guidance. The altered financial implications of this decision prompted your team's sale to fund an idea with greater near-term upside.

      Centex Corp.             $0.9         8.3      A strong contributor in Brandywine Fund, the homebuilder was added to Blue's portfolio late in the quarter as its increased market-cap put it on Blue's radar screen. Despite some profit taking late in the quarter, the company
                                                     (highlighted on page 4 of this quarter's Looking Forward) enjoys earnings growth much higher and more durable than Wall Street expectations due to housing demand substantially exceeding current supply. March-quarter earnings jumped 69 percent, beating analysts' consensus estimates.

     Starbucks Corp.           $0.6         6.8      March-quarter earnings jumped 18 percent from year-ago levels as revenues grew
                                                     22 percent. Despite solid same-store-sales results, shares fell when the company revised its annual profit forecast downward due to its acquisition of
                                                     Seattle Coffee Co. and a higher-than-anticipated international tax rate.

       Clorox Co.              $0.3         5.2      March-quarter earnings grew 18 percent, exceeding estimates. The maker of non-
                                                     durable consumer products such as bleach, charcoal and automotive-care items lowered forward guidance due to marketing expenses for new products and soft sales of premium-priced household cleaners. Your team sold Clorox to fund an idea with greater near-term earnings prospects.

       Masco Corp.             $0.3         3.3      Purchased in late May, shares of the largest U.S. manufacturer of kitchen and bath cabinetry traded sideways through quarter end. As one of the largest suppliers to Home Depot and Lowe's, Masco's large customer base gives it a competitive advantage amid continued strength in the housing market.

All gains/losses are calculated on an average cost basis

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2003
                                  (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                             COST         VALUE (B)<F6>
 ---------                                         --------       -------------

COMMON STOCKS - 96.9% (A)<F5>

             AEROSPACE/DEFENSE - 2.8%
   185,000   L-3 Communications
              Holdings, Inc.                      $  8,768,926    $  8,045,650

                  THIS SECTOR IS 8.2% BELOW YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 4.4%
   677,700   Nissan Motor Co., Ltd. SP-ADR           9,728,902      12,774,645

                  THIS SECTOR IS 31.3% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 6.6%
   131,000   Centex Corp.                           11,114,644      10,190,490
   373,000   Masco Corp.                             9,194,995       8,896,050
                                                  ------------    ------------
                                                    20,309,639      19,086,540

                  THIS SECTOR IS  6.0% BELOW YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 5.0%
   799,400   Nextel Communications, Inc.            11,713,852      14,445,158

                  THIS SECTOR IS 23.3% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 4.6%
   630,000   Hewlett-Packard Co.                    11,200,214      13,419,000

                  THIS SECTOR IS 19.8% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 4.4%
   354,300   Fiserv, Inc.                           10,995,684      12,634,338

                  THIS SECTOR IS 14.9% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 9.8%
   540,200   McDonald's Corp.                        9,861,755      11,916,812
   325,000   Starbucks Corp.                         8,560,648       7,978,750
   284,500   Sysco Corp.                             8,346,951       8,546,380
                                                  ------------    ------------
                                                    26,769,354      28,441,942

                  THIS SECTOR IS 6.2% ABOVE YOUR FUND'S COST.

             HEALTH CARE RELATED - 5.9%
   151,800   Cardinal Health, Inc.                   9,966,491       9,760,740
   205,500   McKesson Corp.                          6,707,004       7,344,570
                                                  ------------    ------------
                                                    16,673,495      17,105,310

                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

             INSURANCE - 13.2%
   268,400   Allstate Corp.                         10,297,835       9,568,460
   200,000   Chubb Corp.                            11,761,825      12,000,000
   125,000   Progressive Corp.                       9,332,095       9,137,500
    92,700   XL Capital Ltd.                         7,374,607       7,694,100
                                                  ------------    ------------
                                                    38,766,362      38,400,060

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 1.0%
   150,000   Agilent Technologies, Inc.              2,866,730       2,932,500

                  THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 5.0%
    95,800   Scripps Co. (E.W.)                      7,753,367       8,499,376
   122,200   Tribune Co.                             5,643,740       5,902,260
                                                  ------------    ------------
                                                    13,397,107      14,401,636

                  THIS SECTOR IS 7.5% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS - 4.4%
   210,000   Boston Scientific Corp.                11,762,267      12,831,000

                  THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 4.0%
   192,800   Aetna Inc.                              7,145,650      11,606,560

                  THIS SECTOR IS 62.4% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 3.8%
   485,000   Halliburton Co.                        10,580,908      11,155,000

                  THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 3.4%
   289,100   Pfizer Inc.                             9,219,861       9,872,765

                  THIS SECTOR IS 7.1% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 2.6%
   363,000   Intel Corp.                             7,585,324       7,554,030

                  THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

             SOFTWARE - 1.0%
   115,000   SunGard Data Systems Inc.               3,021,211       2,979,650

                  THIS SECTOR IS 1.4% BELOW YOUR FUND'S COST.

             SPECIALTY RETAILING - 15.0%
   191,100   Best Buy Co., Inc.                      8,327,048       8,393,112
   290,000   Home Depot, Inc.                        7,381,012       9,604,800
   214,700   Lowe's Companies, Inc.                  8,614,918       9,221,365
   135,500   Target Corp.                            4,688,532       5,127,320
   209,500   Wal-Mart Stores, Inc.                  11,506,965      11,243,865
                                                  ------------    ------------
                                                    40,518,475      43,590,462

                  THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
             Total common stocks                   261,023,961     281,276,246

SHORT-TERM INVESTMENTS - 1.8% (A)<F5>

             COMMERCIAL PAPER - 0.6%
$1,700,000   Household Finance Corp.,
             due 07/01/03, discount of 1.31%         1,700,000       1,700,000
                                                  ------------    ------------

             VARIABLE RATE DEMAND NOTE - 1.2%
 3,395,547   U.S. Bank, N.A.                         3,395,547       3,395,547
                                                  ------------    ------------
             Total short-term investments            5,095,547       5,095,547
                                                  ------------    ------------
             Total investments                    $266,119,508     286,371,793
                                                  ------------
                                                  ------------
             Cash and receivables, less
             liabilities 1.3% (A)<F5>                                3,830,778
                                                                  ------------
              NET ASSETS                                          $290,202,571
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($290,202,571/13,820,688
             shares outstanding)                                        $21.00
                                                                        ------
                                                                        ------

(a)<F5>   Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

BRANDYWINE ". . . HAS A BIG LEG UP ON ITS MID-GROWTH RIVALS. But relatively low costs certainly aren't the only attraction here. The fund has produced superior short and long-term results by focusing on established firms with rapidly improving earnings. And it boasts an experienced and deep team of managers and analysts."

     Morningstar.com, "Five Good (and Cheap) Smaller-Growth Funds," May 13, 2003

"THE REASON FOR THE BRANDYWINE FUNDS' SUCCESS is their intensive research and their insistence that the stocks they buy are both growing rapidly and selling at reasonable valuations."

            Kiplinger.com, "Brandywine Funds: Focused on Growth," April 22, 2003

                               Board of Directors

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (800) 656-3017      www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster Friess, President and Treasurer; Lynda Campbell, Vice President
  and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; Christopher Long, Vice President;David Marky, Vice President; and Paul Robinson,
                     Vice President and Assistant Secretary

Report Editor: Rebecca Schuster
Report Staff: Chris Aregood, David Marky, Adam Rieger

   Past performance does not guarantee future results. The principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. This material must be preceded or accompanied by a current Brandywine Funds prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing.

   Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the funds as of 6/30/03, unless listed in the accompanying financial statements.

   The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The S&P MidCap Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Russell 2000 Index represents the smallest 2000 of the 3000 largest publicly traded companies in the U.S. equity market. As of June 30, 2003 the S&P 500 Index's average annual total returns for 1-, 5- and 10-year were 0.25, -1.61 and 10.04 percent. Over the same periods the S&P MidCap Index's returns were - 0.71, 7.14 and 12.65 percent and the Russell 2000 Index's returns were -1.64,
0.97 and 8.24 percent. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.